                        JOINT FILING STATEMENT PURSUANT
                            TO RULE 13d-1(f)1(iii)


          The undersigned hereby agree that this statement shall be filed on behalf of each of them.


             December 14, 1994
             (Date)

             CREDIT LYONNAIS


             /s/ G.E. Dufour
             -----------------------------
             (Signature)

             G.E. Dufour/General Manager E.I.F.
             -----------------------------
             (Name/Title)


             December 14, 1994
             (Date)

             CREDIT LYONNAIS INTERNA-
               TIONAL SERVICES


             /s/ Dominique Ogee
             -----------------------------
             (Signature)

             Dominique Ogee/Chief Executive Officer
             -----------------------------
             (Name/Title)


             December 14, 1994
             (Date)

             MGM HOLDINGS CORPORATION


             /s/ Rene-Claude Jouannet
             -----------------------------
             (Signature)

             Rene-Claude Jouannet/President and Treasurer
             -----------------------------
             (Name/Title)